Exhibit 99.1

NCI Building Systems Reports Second Quarter

Fiscal 2009 Results

— Net Cash from Operating Activities was $10 million —

— Sequential Improvement Achieved in Gross Profit Margin,

Exclusive of Special Charges —

— Implemented Further Cost Reductions to Achieve Additional Annualized

Savings of $60 million; Year-to-Date Annual Cost Savings Total $120 million —

— Buildings Group’s Backlog was $286 million, Stable with Prior Quarter after

Adjusting for Sequential Steel Price Decline —

HOUSTON (June 9, 2009) – NCI Building Systems, Inc. (NYSE: NCS) today reported financial results for the second quarter ended May 3, 2009.

Second Quarter 2009 Financial Results

“The market situation worsened in our second fiscal quarter, with nonresidential construction activity in our commercial and industrial sectors down approximately 60% in square feet from comparable 2008 levels, according to recent McGraw Hill data,” commented Norman C. Chambers, Chairman, President and Chief Executive. “The impact of this fall-off in demand and of the continued erosion of steel prices caused NCI to report an operating loss for the period that included a significant amount of non-cash impairment charges.”

“We were able, however, to increase gross profit margin, exclusive of special charges, to 21.0% from 17.9% in the prior quarter, despite a 13.7% sequential decline in revenues. This was driven by an 11% sequential reduction in the non-material component of cost of goods sold resulting from our substantial cost cutting measures and reasonable pricing on lower cost steel. On a GAAP basis, gross profit margins for the second quarter were 13.9%, as compared to 6.3% for the first quarter.”

For the second quarter, sales were $224.7 million compared to $416.1 million in last year’s second quarter and $260.4 million in the 2009 first quarter. The Company reported a net loss of $120.2 million, or $6.17 per diluted share, which included a non-cash goodwill and other intangible asset impairment charge of $104.9 million, a $10.6 million charge to cost of goods sold related to a required inventory markdown to net realizable value in all three of NCI’s business segments, a non-cash impairment charge related to plant closings of $5.3 million and a $3.8 million restructuring charge related to severance and plant closings. Exclusive of these charges, the net loss would have been $7.2 million, or $0.37 per diluted share. For the first quarter of 2009, the Company reported a net loss of $528.6 million, or $27.20 per diluted share. Exclusive of special charges, the Company’s net loss for the 2009 first quarter would have been $8.0 million, or $0.42 per diluted share. For last year’s second quarter the Company reported net income of $14.9 million, or $0.76 per diluted share. Included in the second quarter 2008 net income were special charges of approximately $2.8 million, related to executive retirement costs and exiting the Components segment’s residential overhead door product line. Exclusive of these charges, net income for the second quarter of 2008 would have been $16.6 million, or $0.85 per diluted share.

Second Quarter 2009 Segment Performance

The Company reported an adjusted operating loss of $7.5 million, which is reconciled with the reported GAAP operating loss in the table below.

NCI BUILDING SYSTEMS, INC.

BUSINESS SEGMENTS

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS

RECONCILIATION OF OPERATING LOSS TO ADJUSTED OPERATING LOSS EXCLUDING SPECIAL CHARGES

FOR THE THREE MONTHS ENDED MAY 3, 2009

(Unaudited)

(In thousands)

	Operating Loss, GAAP Basis	Goodwill and Other Intangible Asset Impairment	Lower of Cost or Market Adj.	Restructuring Charges	Asset Impairment	“Adjusted” Operating Loss (A)
Metal coil coating	$(42,945)	$39,105	$2,445	$29	$—	$(1,366)
Metal components	(28,095)	31,108	2,668	580	714	6,975
Engineered building systems	(46,565)	34,723	5,495	3,027	3,372	52
Corporate	(14,569)	—	—	160	1,209	(13,200)

Total operating loss	$(132,174)	$104,936	$10,608	$3,796	$5,295	$(7,539)

(A)	The Company discloses a tabular comparison of “Adjusted” operating loss, which is a non-GAAP measure because it is referred to in the text of our press release and is instrumental in comparing the results from period to period. “Adjusted” operating loss should not be considered in isolation or as a substitute for operating loss as reported on the face of our statement of income.

Second quarter 2009 adjusted operating results include the benefits of phases one and two of the Company’s cost reduction program.

“In light of the unprecedented year-over-year declines in demand and pricing, the adjusted second quarter operating results of our three segments, Coil Coating, Components and Building Systems, benefited from the actions we have taken,” Mr. Chambers noted. “Their performance reflects NCI’s leadership in our markets, success in addressing those markets which have been most resilient, and the efficiencies created by our integrated business model and our restructuring initiatives.”

“Our Buildings group’s backlog was $286 million at the end of the second quarter which, on a steel price-adjusted basis, is approximately equal to the $302 million reported at the end of the 2009 first quarter,” Mr. Chambers said.

Update on Financing

On May 21, 2009, NCI announced that it had obtained waivers from its senior credit facility lenders that will remain in effect through July 15, 2009 and automatically extend to September 15, 2009, upon the signing of a definitive agreement for an equity investment. Previously, the Company had disclosed that it was assessing a comprehensive range of potential alternatives to strengthen its balance sheet and enhance its long term financial position. In its May 21st release, the Company disclosed that it is in advanced stages of negotiations with a leading private equity firm, with regard to a substantial equity investment in the Company, but that any transaction will require considerable cooperation from its lenders and note holders, and will be subject to customary closing conditions, including refinancing of its existing credit facilities and a recapitalization or redemption of its convertible notes, and would be very dilutive to current shareholders.

Outlook

“To date, we have not seen any indication of a pick-up in demand,” Mr. Chambers commented. “While there is some anecdotal evidence of increased activity due to seasonal factors, there is no discernible trend to report. At the same time, steel prices have declined approximately 54% over the last eight months and, while we believe we are close to the bottom, we remain cautious.”

“Within this difficult environment, NCI is moving forward to build upon our leading market position, sustain a continued market downturn and emerge even stronger once conditions improve. To that end, we are working closely with our builder network and key customers to provide them with the most efficient solutions; we continue to address subsets of our existing markets to capture additional business; and we are expanding our geographic reach.”

“We have completed approximately 90% of phase three of our cost reduction program,” Mr. Chambers said. “In the aggregate, phases one through three should result in annualized cost savings of almost $120 million. As a result, we expect to enter fiscal 2010 able to efficiently support all of our builder networks and customers throughout our various distribution channels with 25% fewer plants and a material reduction in labor costs, which will allow the Company to compete effectively as the economy improves.”

NCI Building Systems, Inc. is one of North America’s largest integrated manufacturers of metal products for the nonresidential building industry. NCI is comprised of a family of companies operating manufacturing facilities across the United States and Mexico, with additional sales and distribution offices throughout the United States and Canada.

This release contains forward-looking statements concerning the potential equity investment in NCI and the outcome of related negotiations and NCI’s business, operations and industry conditions, including among others industry trends, steel pricing, growth expectations and margin expansion. These statements and other statements identified by words such as “guidance,” “potential,” “expect,” “should” and similar expressions are forward looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to a number of risks and uncertainties that may cause NCI’s actual performance to differ materially from that projected in such statements. Among the factors that could cause actual results to differ materially are industry cyclicality and seasonality; fluctuations in demand and prices for steel; the financial condition of NCI’s raw material suppliers; competitive activity and pricing pressure; ability to execute NCI’s acquisition strategy; and general economic conditions affecting the construction industry. Item 1A “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended November 2, 2008, identifies other important factors, though not necessarily all such factors, that could cause future outcomes to differ materially from those set forth in the forward-looking statements. NCI expressly disclaims any obligation to release publicly any updates or revisions to these forward-looking statements to reflect any changes in its expectations.

Contact:	Betsy Brod/Lynn Morgen MBS Value Partners (212) 750-5800

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NCI Building Systems Reports Second-Quarter Results

June 9, 2009

NCI BUILDING SYSTEMS, INC.

STATEMENTS OF INCOME

(Unaudited)

(In thousands, except per share data)

	For the Three Months Ended		For the Six Months Ended
	May 3, 2009	April 27, 2008	May 3, 2009	April 27, 2008
Sales	$224,719	$416,143	$485,083	$777,632
Cost of sales	177,604	312,223	391,440	591,067
Lower of cost or market adjustment	10,608	—	39,986	—
Asset impairment	5,295	—	5,918	—

Gross profit	31,212	103,920	47,739	186,565
	13.9%	25.0%	9.8%	24.0%

Selling, general and administrative expenses	54,654	73,768	108,961	137,691
Goodwill and other intangible asset impairment	104,936	—	622,564	—
Restructuring charge	3,796	640	6,275	866

Income (loss) from operations	(132,174)	29,512	(690,061)	48,008

Interest income	84	102	279	760
Interest expense	(4,052)	(5,591)	(8,660)	(12,495)
Other income, net	404	252	87	214

Income (loss) before income taxes	(135,738)	24,275	(698,355)	36,487
Provision (benefit) for income taxes	(15,531)	9,409	(49,538)	14,111

	11.4%	38.8%	7.1%	38.7%

Net income (loss)	$(120,207)	$14,866	$(648,817)	$22,376

Net income (loss) per share:
Basic	$(6.17)	$0.77	$(33.35)	$1.16
Diluted	$(6.17)	$0.76	$(33.35)	$1.15

Average shares outstanding:
Basic	19,470	19,312	19,454	19,281
Diluted	19,470	19,440	19,454	19,420

Depreciation/amortization expense	8,634	8,845	17,157	18,189

Decrease in sales	-46.0%		-37.6%

Gross profit percentage	13.9%	25.0%	9.8%	24.0%

Selling, general and administrative expenses percentage	24.3%	17.7%	22.5%	17.7%

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NCI Building Systems Reports Second-Quarter Results

June 9, 2009

NCI BUILDING SYSTEMS, INC.

CONDENSED BALANCE SHEETS

(In thousands)

	May 3, 2009	November 2, 2008
	(Unaudited)
ASSETS
Cash and cash equivalents	$91,721	$68,201
Accounts receivable, net	72,347	163,005
Inventories	96,595	192,011
Deferred income taxes	23,922	24,259
Income taxes receivable	26,625	—
Prepaid expenses and other	25,646	18,374

Total current assets	336,856	465,850

Property and equipment, net	244,816	251,163

Goodwill	5,200	616,626
Other assets	34,305	47,062

Total assets	$621,177	$1,380,701

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
Current portion of long-term debt	$473,940	$920
Note payable	1,964	—
Accounts payable	58,961	104,348
Accrued expenses	85,974	129,864

Total current liabilities	620,839	235,132

Long-term debt	—	473,480
Deferred income taxes	20,284	44,332
Other long-term liabilities	3,996	3,928

Stockholders’ equity (deficit)	(23,942)	623,829

Total liabilities and stockholders’ equity (deficit)	$621,177	$1,380,701

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NCI Building Systems Reports Second-Quarter Results

June 9, 2009

NCI BUILDING SYSTEMS, INC.

CONDENSED STATEMENTS OF CASH FLOWS

(Unaudited)

(In thousands)

	For the Six Months Ended
	May 3, 2009	April 27, 2008
Net cash provided by (used in) operating activities	$40,038	$(4,206)

Cash flows from investing activities:
Capital expenditures	(14,219)	(13,285)
Other	637	2,795

Net cash used in investing activities	(13,582)	(10,490)

Cash flows from financing activities:
Payments on long-term debt	(460)	(22,177)
Payment on note payable	(245)	(649)
Proceeds from stock option exercises	12	447
Excess tax benefits from stock-based compensation arrangements	—	154
Payment of financing costs	(1,796)	—
Purchase of treasury stock	(446)	(2,216)

Net cash used in financing activities	(2,935)	(24,441)

Effect of exchange rate changes on cash and cash equivalents	(1)	(170)

Net (decrease) increase in cash	23,520	(39,307)

Cash at beginning of period	68,201	75,054

Cash at end of period	$91,721	$35,747

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NCI Building Systems Reports Second-Quarter Results

June 9, 2009

NCI Building Systems, Inc.

Business Segments

(Unaudited)

(In thousands)

	Three Months Ended May 3, 2009		Three Months Ended April 27, 2008		$ Inc/(Dec)	% Change
		% of Total Sales		% of Total Sales
Sales:
Metal coil coating	$39,526	18	$80,171	19	$(40,645)	-50.7%
Metal components	101,554	44	165,384	40	(63,830)	-38.6%
Engineered building systems	129,233	58	259,653	62	(130,420)	-50.2%
Intersegment sales	(45,594)	(20)	(89,065)	(21)	43,471	-48.8%

Total net sales	$224,719	100	$416,143	100	$(191,424)	-46.0%

		% of Sales		% of Sales
Operating income (loss):
Metal coil coating	$(42,945)	n/a	$6,705	8	$(49,650)	n/a
Metal components	(28,095)	n/a	15,171	9	(43,266)	n/a
Engineered building systems	(46,565)	n/a	25,292	10	(71,857)	n/a
Corporate	(14,569)	—	(17,656)	—	3,087	n/a

Total operating income (loss) (% of sales)	$(132,174)	n/a	$29,512	7	$(161,686)	n/a

	Six Months Ended May 3, 2009		Six Months Ended April 27, 2008		$ Inc/(Dec)	% Change
		% of Total Sales		% of Total Sales
Sales:
Metal coil coating	$81,027	17	$142,446	18	$(61,419)	-43.1%
Metal components	223,034	46	310,551	40	(87,517)	-28.2%
Engineered building systems	281,642	58	486,052	63	(204,410)	-42.1%
Intersegment sales	(100,620)	(21)	(161,417)	(21)	60,797	-37.7%

Total net sales	$485,083	100	$777,632	100	$(292,549)	-37.6%

		% of Sales		% of Sales
Operating income (loss):
Metal coil coating	$(106,698)	n/a	$9,400	7	$(116,098)	n/a
Metal components	(156,698)	n/a	24,693	8	(181,391)	n/a
Engineered building systems	(398,844)	n/a	45,730	9	(444,574)	n/a
Corporate	(27,821)	—	(31,815)	—	3,994	n/a

Total operating income (loss) (% of sales)	$(690,061)	n/a	$48,008	6	$(738,069)	n/a

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NCI Building Systems Reports Second-Quarter Results

June 9, 2009

NCI BUILDING SYSTEMS, INC.

BUSINESS SEGMENTS

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS

RECONCILIATION OF OPERATING LOSS TO ADJUSTED OPERATING LOSS EXCLUDING SPECIAL CHARGES

FOR THE THREE MONTHS AND SIX MONTHS ENDED MAY 3, 2009

(Unaudited)

(In thousands)

	For the Three Months Ended May 3, 2009
	Operating Loss, GAAP Basis	Goodwill and Other Intangible Asset Impairment	Lower of Cost or Market Adj.	Restructuring Charges	Asset Impairment	“Adjusted” Operating Loss (A)
Metal coil coating	$(42,945)	$39,105	$2,445	$29	$—	$(1,366)
Metal components	(28,095)	31,108	2,668	580	714	6,975
Engineered building systems	(46,565)	34,723	5,495	3,027	3,372	52
Corporate	(14,569)	—	—	160	1,209	(13,200)

Total operating loss	$(132,174)	$104,936	$10,608	$3,796	$5,295	$(7,539)

	For the Six Months Ended May 3, 2009
	Operating Loss, GAAP Basis	Goodwill and Other Intangible Asset Impairment	Lower of Cost or Market Adj.	Restructuring Charges	Asset Impairment	“Adjusted” Operating Loss (A)
Metal coil coating	$(106,698)	$98,959	$8,102	$73	$—	$436
Metal components	(156,698)	147,239	17,152	1,162	714	9,569
Engineered building systems	(398,844)	376,366	14,732	4,862	3,995	1,111
Corporate	(27,821)	—	—	178	1,209	(26,434)

Total operating loss	$(690,061)	$622,564	$39,986	$6,275	$5,918	$(15,318)

(A)	The Company discloses a tabular comparison of “Adjusted” operating loss, which is a non-GAAP measure because it is referred to in the text of our press release and is instrumental in comparing the results from period to period. “Adjusted” operating loss should not be considered in isolation or as a substitute for operating loss as reported on the face of our statement of income.

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NCI Building Systems Reports Second-Quarter Results

June 9, 2009

NCI BUILDING SYSTEMS, INC.

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS

“ADJUSTED” EARNINGS (LOSS) PER DILUTED SHARE AND NET INCOME (LOSS) COMPARISON

(Unaudited)

	Fiscal Three Months Ended		Fiscal Six Months Ended
	May 3, 2009	April 27, 2008	May 3, 2009	April 27, 2008
Earnings (loss) per diluted share, GAAP basis	$(6.17)	$0.76	$(33.35)	$1.15
Goodwill and other intangible asset impairment	5.13	—	30.84	—
Lower of cost or market adjustment	0.36	—	1.32	—
Restructuring charges	0.13	—	0.21	—
Asset impairment	0.18	—	0.20	—
Executive retirement costs	—	0.07	—	0.09
Exiting Component’s residential overhead door product line	—	0.02	—	0.03

“Adjusted” diluted earnings (loss) per share (A)	$(0.37)	$0.85	$(0.78)	$1.27

	Fiscal Three Months Ended		Fiscal Six Months Ended
	May 3, 2009	April 27, 2008	May 3, 2009	April 27, 2008
Net income (loss), GAAP basis	$(120,207)	$14,866	$(648,817)	$22,376
Goodwill and other intangible asset impairment	100,084	—	599,966	—
Lower of cost or market adjustment	7,033	—	25,773	—
Restructuring charges	2,463	—	4,045	—
Asset impairment	3,417	—	3,814	—
Executive retirement costs	—	1,342	—	1,748
Exiting Component’s residential overhead door product line	—	393	—	531

“Adjusted” net income (loss) (A)	$(7,210)	$16,601	$(15,219)	$24,655

(A)	The Company discloses a tabular comparison of “Adjusted” earnings (loss) per diluted share and net income (loss), which are non-GAAP measures because they are referred to in the text of our press releases and are instrumental in comparing the results from period to period. “Adjusted” diluted earnings (loss) per share and net income (loss) should not be considered in isolation or as a substitute for earnings (loss) per diluted share and net income (loss) as reported on the face of our statement of income.

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NCI Building Systems Reports Second-Quarter Results

June 9, 2009

NCI BUILDING SYSTEMS, INC.

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS

COMPUTATION OF EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION,

AMORTIZATION AND OTHER NONCASH ITEMS (“ADJUSTED EBITDA”)

(Unaudited)

(In thousands)

	Trailing 12 Months
	May 3, 2009	April 27, 2008
Net income (loss)	$(592,312)	$69,141
Add:
Provision for income taxes	(12,150)	44,271
Interest expense	19,472	26,382
Depreciation and amortization	33,703	36,372
Non-cash FAS 123(R)	5,740	10,775
Goodwill and other intangible asset impairment	622,564	—
Lower of cost or market adjustment	24,286	—
Asset impairment	6,111	—

Adjusted EBITDA (1)	$107,414	$186,941

(1)	Adjusted EBITDA is calculated based on the terms contained in the Company’s credit agreement at the respective dates presented herein. Adjusted EBITDA excludes non-cash charges for goodwill and other asset impairments, a lower of cost or market adjustment and stock compensation. The Company is disclosing adjusted EBITDA, which is a non-GAAP measure, because it is used by management and provided to investors to provide comparability of underlying operational results.

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NCI Building Systems Reports Second-Quarter Results

June 9, 2009

NCI Building Systems, Inc.

Reconciliation of Segment Sales to Third Party Segment Sales (Internal Information)

(Unaudited)

(In thousands)

	2nd Qtr 2009		2nd Qtr 2008		Inc/(Dec)	% Change	YTD 2nd Qtr 2009		YTD 2nd Qtr 2008		Inc/(Dec)	% Change
Metal Coil Coating
Total Sales	39,526	15%	80,171	16%	(40,645)	-51%	81,027	14%	142,446	15%	(61,419)	-43%
Intersegment	(27,313)		(52,883)		25,570	-48%	(57,390)		(95,776)		38,386	-40%

Third Party Sales	12,213	5%	27,288	7%	(15,075)	-55%	23,637	5%	46,670	6%	(23,033)	-49%

Operating Income (Loss)	(42,945)	n/a	6,705	25%	(49,650)	n/a	(106,698)	n/a	9,400	20%	(116,098)	n/a

Metal Components
Total	101,554	37%	165,384	33%	(63,830)	-39%	223,034	38%	310,551	33%	(87,517)	-28%
Intersegment	(14,874)		(26,031)		11,157	-43%	(35,312)		(47,835)		12,523	-26%

Third Party Sales	86,680	39%	139,353	33%	(52,673)	-38%	187,722	39%	262,716	34%	(74,994)	-29%

Operating Income (Loss)	(28,095)	n/a	15,171	11%	(43,266)	n/a	(156,698)	n/a	24,693	9%	(181,391)	n/a

Engineered Building Systems
Total	129,233	48%	259,653	51%	(130,420)	-50%	281,642	48%	486,052	52%	(204,410)	-42%
Intersegment	(3,407)		(10,151)		6,744	-66%	(7,918)		(17,806)		9,888	-56%

Third Party Sales	125,826	56%	249,502	60%	(123,676)	-50%	273,724	56%	468,246	60%	(194,522)	-42%

Operating Income (Loss)	(46,565)	n/a	25,292	10%	(71,857)	n/a	(398,844)	n/a	45,730	10%	(444,574)	n/a

Consolidated
Total	270,313	100%	505,208	100%	(234,895)	-46%	585,703	100%	939,049	100%	(353,346)	-38%
Intersegment	(45,594)		(89,065)		43,471	-49%	(100,620)		(161,417)		60,797	-38%

Third Party Sales	224,719	100%	416,143	100%	(191,424)	-46%	485,083	100%	777,632	100%	(292,549)	-38%

Operating Income (Loss)	(132,174)	n/a	29,512	7%	(161,686)	n/a	(690,061)	n/a	48,008	6%	(738,069)	n/a

-END-